UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2018

SELECTA BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way
Watertown, MA 02472
(Address of principal executive offices) (Zip Code)

(617) 923-1400
(Registrant’s telephone number, include area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On October 23, 2018, Selecta Biosciences, Inc. (the “Company”) announced new interim data from its ongoing Phase 2 Company-sponsored trial of SEL-212, for the treatment of chronic severe gout, which is assessing single ascending dose safety, pharmacokinetics and pharmacodynamics of SEL-212 in patients with elevated uric acid levels. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will present the presentation posters ("Presentation Posters") furnished as Exhibits 99.2, 99.3 and 99.4 to this Current Report on Form 8-K, which contains new interim data from patients receiving up to 0.15 mg/kg of SVP-Rapamycin with 0.2 or 0.4 mg/kg of pegadricase from the Phase 2 trial at the 2018 American College of Rheumatology (ACR)/Association for Rheumatology Health Professionals (ARHP) Annual Meeting in Chicago, IL on October 23, 2018.

In connection with the issuance of the press release, the Company is holding a public conference call and webcast on October 23, 2018, at 8:00 a.m. ET, during which the Company will provide the investor presentation attached as Exhibit 99.5 to this Current Report on Form 8-K. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.5.

The information furnished under this Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On October 23, 2018, in connection with the presentation and/or distribution of the Presentation Posters, the Company announced new interim data from patients in its Phase 2 trial of SEL-212 receiving five monthly combination doses of SEL-212, consisting of up to 0.15 mg/kg of SVP-Rapamycin in combination with 0.2 or 0.4 mg/kg of pegadricase. In the new cohorts, projections based on the rate of serum uric acid (“SUA”) control for patients who have completed the treatment period suggest that approximately 66% of the evaluable patients may maintain SUA level control below 6 mg/dL throughout five months of therapy with concurrent mitigation of anti-drug antibodies (“ADAs”) against the pegadricase enzyme. However, the Company notes that caution should be exercised in drawing any conclusions from projections of clinical data.

SEL-212 is a monthly combination product candidate being developed as a potential therapy for the sustained control of SUA leading to the removal of urate crystal deposits in patients with chronic severe gout. In the ongoing Phase 2 clinical trial SEL-212 has shown potential reduction of urate deposits in symptomatic gout patients with hyperuricemia as suggested by dual-energy computed tomography (“DECT”). DECT scans of patients enrolled in the Phase 2 clinical trial suggest that a decrease in total urate deposits has occurred progressively over the entire treatment period.

Initiation of urate lowering therapy can increase the incidence of gout flares which can adversely affect patient experience and compliance. Treatment with SVP-Rapamycin, a component of SEL-212, mitigated IL-1β production and neutrophil infiltrates in a monosodium urate-induced model of inflammation in mice. Accordingly, the Company believes that SEL-212 may have potential to reduce gout flares by inhibiting inflammation despite rapid and sustained lowering of SUA.

SEL-212 has been generally well-tolerated in the Phase 2 clinical study.

Forward-Looking Statements Disclaimer

This Current Report on Form 8-K (the “Current Report”) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the progress of the Phase 2 clinical trial of SEL-212, whether SEL-212 mitigates immunogenicity and enables sustained control of serum uric acid levels, low rate of gout flares and monthly dosing, the ability of SVP-Rapamycin to mitigate inflammation induced by monosodium urate crystals, the anticipated timing for advancing into Phase 3 (if at all), whether current evaluable SEL-212 patients will be predictive of future evaluable SEL-212 patients, whether projections regarding serum uric acid control for patients who have yet to complete the 20-week study period will be consistent with actual data, whether monthly dosing of SEL-212 leads to significant reduction in uric acid deposits, the potential of SEL-212 to significantly reduce tophi/heavy urate burden and/or rapidly eliminate tissue urate burden, whether SEL-212 has the ability to reduce gout flares frequency initially and over time during SEL-212 therapy, the severity of gout flares experienced by patients receiving SEL-212, and whether SEL-212 will continue to be generally well-tolerated. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including their uncertain outcomes; the unproven approach of our SVP technology; undesirable side effects of our product candidates; our reliance on third parties to manufacture our product candidates and to conduct our clinical trials; our inability to maintain our existing or future collaborations or licenses; our inability to protect our proprietary technology and intellectual property; potential delays in regulatory approvals; our dependence on our ability to retain key executives and to attract, retain and motivate qualified personnel; and availability of funding sufficient for our foreseeable and unforeseeable operating expenses and capital expenditure requirements. These and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission, or SEC, on August 8, 2018, and our other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this Current Report. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued on October 23, 2018
99.2
2018 American College of Rheumatology (ACR)/Association for Rheumatology Health Professionals (ARHP) Presentation Poster: Update of SEL-212 Phase 2 Clinical Data in Symptomatic Gout Patients: SVP-Rapamycin Combined with Pegadricase Mitigates Immunogenicity and Enables Sustained Reduction of Serum Uric Acid Levels, Low Rate of Gout Flares and Monthly Dosing

99.3
2018 ACR/ARHP Presentation Poster: Initial Phase 2 Clinical Data of SEL-212 in Symptomatic Gout Patients: Measurement of Dissolution of Urate Deposits Associated with Monthly Dosing of a Pegylated Uricase (pegadricase) with SVP-Rapamycin By Dual Energy Computed Tomography

99.4	2018 ACR/ARHP Presentation Poster: Mitigation of Inflammation Induced By Monosodium Urate Crystals in Mice By Treatment with SVP-Rapamycin
99.5	Corporate Presentation of Selecta Biosciences, Inc. dated October 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: October 23, 2018	By:	/s/ Werner Cautreels, Ph.D.
Werner Cautreels, Ph.D.
President and Chief Executive Officer